Exhibit 21

ILLINOIS TOOL WORKS INC.
Subsidiaries and Affiliates
December 2002

	Percent
Company	Ownership	Jurisdiction

1245267 Ontario Limited	100.00%	Ontario
2945-5649 Quebec, Inc.	100.00%	Quebec
A 3 Sud S.r.l	100.00%	Italy
A.J. Gerrard LLC	100.00%	Delaware
Aardee Seals Limited	100.00%	United Kingdom
Accu-Lube Manufacturing GmbH	50.10%	Germany
ACI Kardam Manufacturing Limited	100.00%	Ontario
Acme Flooring Limited	100.00%	United Kingdom
Alubec Industries, Inc.	100.00%	Quebec
Asbury Place Venture	50.00%	Illinois
AXA Power ApS	100.00%	Denmark
Azon Pty. Limited	100.00%	Australia
B.C. Immo S.C.I	100.00%	France
B.C.H. S.A.S	100.00%	France
Berrington (UK)	100.00%	United Kingdom
BILCME L.L.C	100.00%	Delaware
Binks Limited	100.00%	United Kingdom
Buell Industries, Inc.	100.00%	Delaware
Burseryds Bruk AB	100.00%	Sweden
Capital Ventures (Australasia) Sarl	100.00%	Luxembourg
Carbim Duo-Fast do Brazil, Ltda.	50.00%	Brazil
Cema Maschinenfabrik GmbH	100.00%	Germany
Champs Investment E.U.R.L	100.00%	France
Cofiva s.r.l	100.00%	Italy
Comercializadora West Bend S.A. de C.V.	100.00%	Mexico
COMET S.A.S. Compagnie de Materiel et d’Equipements Techniques	100.00%	France
Compagnie Hobart S.A.S	100.00%	France
Corporacion Coral S.A. de C.V.	100.00%	Mexico
CS (Australasia) Limited	100.00%	Bermuda
CS (Australia) Pty. Ltd.	100.00%	Australia
CS (Europe) Holdings Ltd.	100.00%	Bermuda
CS (Finance) Europe S.a.r.l. (NEWCO)	100.00%	Luxembourg
CS Capital I L.L.C	100.00%	Delaware
CS Financing I L.L.C	100.00%	Delaware
CS Leasing GmbH	100.00%	Germany
CS Packaging Corporation Ltd.	100.00%	British Virgin Island
CS PMI Holdings Inc.	100.00%	Delaware

	Percent
Company	Ownership	Jurisdiction

CS PMI Inc.	100.00%	Delaware
CSE Germany GmbH & Co. KG	100.00%	Germany
Cumberland Leasing Co.	100.00%	Illinois
Cyclone Industries Pty. Ltd.	100.00%	Australia
Dacro B.V	100.00%	Netherlands
D’Arnaud B.V	100.00%	Netherlands
Decorative Sleeves (Holdings) Limited	100.00%	United Kingdom
Decorative Sleeves Limited	100.00%	United Kingdom
Devcon Limited	100.00%	Ireland
DeVilbiss Equipamentos Para Pintura Industrial Ltda.	100.00%	Brazil
DeVilbiss Europa Unterstuetzungskasse GmbH	100.00%	Germany
DeVilbiss Ransburg de Mexico S.A. de C. V	100.00%	Mexico
Dexion Srl	100.00%	Italy
Diagraph Corporation Sdn. Bhd	100.00%	Malaysia
Diagraph Europe Limited	100.00%	United Kingdom
Diagraph Mexico, S.A. de C.V.	100.00%	Mexico
Duo-Fast (Singapore) Pte. Ltd.	50.00%	Singapore
Duo-Fast (U.K.) Limited	100.00%	United Kingdom
Duo-Fast Corporation	100.00%	Illinois
Duo-Fast CR, s.r.o	100.00%	Czech Republic
Duo-Fast Distribucion Centro, S.A.	100.00%	Spain
Duo-Fast Korea Co. Ltd.	49.00%	Korea
Duo-Fast Polska Sp. Z.o.o	100.00%	Poland
Electrocal Designs, Inc.	100.00%	Delaware
Electrodos de Centroamérica S.A.	25.00%	Guatemala
Elga AB	100.00%	Sweden
Elga Deutschland Schweisstechnik GmbH	100.00%	Germany
Elga Skandinavian AS	100.00%	Norway
Elga Welding Consumables	100.00%	United Kingdom
Elga Welding European B.V	100.00%	Netherlands
Elga-Hitsaus Oy	100.00%	Finland
Elleyse Financing SNC	100.00%	France
Eltex-Elektrostatik-GmbH	100.00%	Germany
Endra B.V	100.00%	Netherlands
Envases Multipac, S.A. de C.V.	49.00%	Mexico
Envopak Finance Limited	100.00%	United Kingdom
Envopak Group Limited	100.00%	United Kingdom
Envopak Holdings Limited	100.00%	United Kingdom
Epirez Australia Pty. Ltd.	100.00%	Australia
Equipment Technique Service S.A.R.L	100.00%	France
ERG Components Limited	100.00%	United Kingdom
ERG Industrial Corporation Limited	100.00%	United Kingdom
Eurotec Refrigerazione S.r.l	100.00%	Italy
Eurotec s.r.l	100.00%	Italy
Florida Tile Industries, Inc.	100.00%	Florida

	Percent
Company	Ownership	Jurisdiction

Foster Canada Inc.	100.00%	Canada
Foster Refrigerator (U.K.)	100.00%	United Kingdom
Foster Refrigerator (UK) Management Services Limited	100.00%	United Kingdom
Foster Refrigerator France S.A.S	100.00%	France
Fox Meadow Venture	100.00%	Illinois
Gaylord Industries (Europe) Limited	100.00%	United Kingdom
Genious Development S.A.R.L	100.00%	France
Gerrard Signode Pty. Limited	100.00%	Australia
Glenbase Venture	100.00%	Illinois
Glenbase Venture II	100.00%	Illinois
H. Böhl GmbH	100.00%	Germany
H.A. Springer Far East Private Limited	100.00%	Singapore
Heger GmbH European Diamond Tools	100.00%	Germany
Heistrap Industriesysteme GmbH	100.00%	Germany
Hinsdale Meadows Venture	50.00%	Illinois
Hobart (Japan) K.K	100.00%	Japan
Hobart Andina S.A.	100.00%	Columbia
Hobart Argentina S.A.	100.00%	Argentina
Hobart Brothers (International) AG	100.00%	Switzerland
Hobart Brothers Company	100.00%	Ohio
Hobart Brothers International Limitada	100.00%	Chile
Hobart Canada Corp.	100.00%	Canada
Hobart Corporation	100.00%	Delaware
Hobart Dayton Mexicana S.A. de C.V.	100.00%	Mexico
Hobart do Brasil Ltd.	100.00%	Brazil
Hobart Equipment Leasing	100.00%	United Kingdom
Hobart Food Equipment Co. Ltd.	100.00%	China
Hobart Food Equipment Pty. Ltd.	100.00%	Australia
Hobart Foster (South Africa) Pty. Ltd.	100.00%	South Africa
Hobart Foster Belgium B.V.B.A	100.00%	Belgium
Hobart Foster Holland B.V	100.00%	Netherlands
Hobart Foster International GmbH	100.00%	Germany
Hobart Foster Scandinavia A/S	100.00%	Denmark
Hobart Foster Techniek B.V	100.00%	Netherlands
Hobart G.m.b.H	100.00%	Germany
Hobart Holdings, Inc.	100.00%	Delaware
Hobart Institute of Welding Technology	100.00%	Ohio
Hobart International (Singapore) Pte. Ltd.	100.00%	Singapore
Hobart International (South Asia), Inc.	100.00%	Delaware
Hobart Korea Co. Ltd.	100.00%	Korea
Hobart Manufacturing Co. Pty. Ltd.	100.00%	Australia
Hobart Manufacturing Company Limited, The	100.00%	Canada
Hobart Manufacturing Company, The	100.00%	United Kingdom
Hobart Sales & Service, Inc.	100.00%	Ohio
Hôpital Services Systemes S.A.S	100.00%	France

	Percent
Company	Ownership	Jurisdiction

Hylec Components Limited	33.00%	United Kingdom
I.T.W. Inc.	100.00%	Illinois
ICBIL L.L.C	100.00%	Delaware
Ideal Stencil Machine and Tape Co.	100.00%	Illinois
Illinois Tool Works (ITW) Nederland B.V	100.00%	Netherlands
Illinois Tool Works FSC Inc.	100.00%	Barbados
Immobiliere — Services — Industries — Isis SNC	100.00%	France
IMSA ITW, S.A. de C.V.	50.00%	Mexico
IMSA Paslode, S.A. de C.V.	50.00%	Mexico
IMSA Signode, S.A. de C.V.	50.00%	Mexico
Industrias Regard	10.00%	Spain
Inmobillaria Cit., S.A. de C.F	49.00%	Mexico
International Leasing Company	100.00%	Delaware
Interstrap B.V	100.00%	Netherlands
ITW (Deutschland) GmbH	100.00%	Germany
ITW (EU) Holdings Ltd.	100.00%	Bermuda
ITW Administration GmbH	100.00%	Germany
ITW AFC Pty. Limited	100.00%	Australia
ITW Aircraft Investments Inc.	100.00%	Delaware
ITW Ampang Industries Philippines, Inc.	100.00%	Philippines
ITW Angleboard AB	100.00%	Sweden
ITW Angleboard Denmark ApS	100.00%	Denmark
ITW Asia (Private) Limited	100.00%	Singapore
ITW Australia Pty. Ltd.	100.00%	Australia
ITW Austria Vertriebs GmbH	100.00%	Austria
ITW Automotive Italia s.r.l	100.00%	Italy
ITW Automotive Products GmbH & Co. K.G	100.00%	Germany
ITW Automotive Products Verwaltungs GmbH	100.00%	Germany
ITW Bailly Comte S.A.S	100.00%	France
ITW Befestigungssysteme GmbH	100.00%	Germany
ITW Belgium S.p.r.l	100.00%	Belgium
ITW Bevestigingssystemen B.V	100.00%	Netherlands
ITW Binks Corporation	100.00%	Delaware
ITW Brazilian Nominee L.L.C	100.00%	Delaware
ITW Canada	100.00%	Ontario
ITW Canada Holdings Company (NEWCO)	100.00%	Nova Scotia
ITW Canada Management Company/Compagnie Gestion ITW Canada	100.00%	Nova Scotia
ITW Canguru Rotulos Ltda.	50.00%	Brazil
ITW Cayman	100.00%	Cayman Islands
ITW Chemical Products Ltda	100.00%	Brazil
ITW Chemical Products Scandinavia ApS	100.00%	Denmark
ITW Chemische Produkte GmbH	100.00%	Germany
ITW China Components Inc.	100.00%	Delaware

	Percent
Company	Ownership	Jurisdiction

ITW Construction Products (Suzhou) Co. Ltd.	100.00%	China
ITW Construction Products ApS	100.00%	Denmark
ITW Construction Products B.V	100.00%	Netherlands
ITW Construction Products Espana S.A.	100.00%	Spain
ITW Construction Products Italy s.r.l	100.00%	Italy
ITW CPM S.A.S	100.00%	France
ITW Cupids Financing Trust I	100.00%	Delaware
ITW Cupids LLC	100.00%	Delaware
ITW Cupids, L.P.	100.00%	Delaware
ITW de Argentina S.A.	100.00%	Argentina
ITW de France S.A.S	100.00%	France
ITW Decorating Swiss AG	100.00%	Switzerland
ITW DelFast do Brasil Ltda.	100.00%	Brazil
ITW Delfast India Private Limited	96.24%	India
ITW Devcon Industriel Products GmbH	100.00%	Germany
ITW do Brazil Industrial e Comercial Ltda.	100.00%	Brazil
ITW Domestic Finance Company	100.00%	Delaware
ITW Domestic Finance II Inc.	100.00%	Delaware
ITW Domestic Holdings Inc.	100.00%	Delaware
ITW Domestic Leasing I Inc.	100.00%	Delaware
ITW Domestic Leasing II Inc.	100.00%	Delaware
ITW D-Tech Holdings GmbH	100.00%	Germany
ITW Dynatec (Hong Kong) Limited	50.00%	Hong Kong
ITW Dynatec G.m.b.H	100.00%	Germany
ITW Dynatec Kabushiki Kaisha	100.00%	Japan
ITW Dynatec Singapore Pte. Ltd.	50.00%	Singapore
ITW Dynatec Thailand Ltd.	20.00%	Thailand
ITW Electronic Component Manufacturing Company d.o.o	100.00%	Slovenia
ITW Electronic Components Packaging Systems, S. de R.L. de C.V.	100.00%	Mexico
ITW Electronic Components Pte. Ltd.	100.00%	Singapore
ITW Electronic Components/Products (Shanghai) Company Limited	100.00%	China
ITW Electronic Packaging (Malta) Ltd.	100.00%	Malta
ITW Espana S.A.	100.00%	Spain
ITW etilab GmbH	100.00%	Germany
ITW Europe — Servicos Internacionais, Sociedade Unipessoal, Lda	100.00%	Madeira
ITW Fastex de Argentina S.A.	100.00%	Argentina
ITW Fastex France S.A.S	100.00%	France
ITW Fastex Italia s.r.l	100.00%	Italy
ITW Finance II L.L.C	100.00%	Delaware
ITW Finishing L.L.C	100.00%	Delaware
ITW Foils B.V	100.00%	Netherlands
ITW Foils S.A.S	100.00%	France
ITW Foils Srl	100.00%	Italy
ITW Food Equipment Group Europe S.A.S	100.00%	France
ITW Food Equipment Group L.L.C	100.00%	Delaware

	Percent
Company	Ownership	Jurisdiction

ITW Gema AG	100.00%	Switzerland
ITW Gema s.r.l	100.00%	Italy
ITW Gunther GmbH	100.00%	Germany
ITW Gunther S.A.S	100.00%	France
ITW Haugk GmbH	100.00%	Germany
ITW Henschel GmbH	100.00%	Germany
ITW Holding France S.A.S	100.00%	France
ITW Holdings Pty. Ltd.	100.00%	Australia
ITW Holdings UK	100.00%	United Kingdom
ITW Hospitality Products Pty. Limited	100.00%	Australia
ITW Imaden Industria e Comercio Ltda.	100.00%	Brazil
ITW Industrial Components s.r.l	100.00%	Italy
ITW Industry Co., Ltd.	100.00%	Japan
ITW International Finance S.A.S	100.00%	France
ITW International Holdings Inc.	100.00%	Delaware
ITW Investments, Inc.	100.00%	Delaware
ITW Ireland	100.00%	Ireland
ITW Ireland Holdings	100.00%	Ireland
ITW Italy Finance Srl	100.00%	Italy
ITW Italy Holding S.r.l	100.00%	Italy
ITW Leasing L.L.C	100.00%	Delaware
ITW Limited	100.00%	United Kingdom
ITW Litec France S.A.S	100.00%	France
ITW Ltd. Storbritannien Filal Sverige	100.00%	Sweden
ITW Madeira — Servicos de Consultadoria, Sociedade Unipessoal, Lda	100.00%	Madeira
ITW Meritex (Singapore) Pte. Ltd.	100.00%	Singapore
ITW Meritex Sdn. Bhd	100.00%	Malaysia
ITW Mexico Holding Inc.	100.00%	Delaware
ITW Mima Films L.L.C	100.00%	Delaware
ITW Mima Holdings L.L.C	100.00%	Delaware
ITW Mima Service S.A.S	100.00%	France
ITW Mima Systems S.A.S	100.00%	France
ITW Morlock GmbH	100.00%	Germany
ITW Mortgage Investments I, Inc.	100.00%	Delaware
ITW Mortgage Investments II, Inc.	100.00%	Delaware
ITW Mortgage Investments III, Inc.	100.00%	Delaware
ITW Mortgage Investments IV, Inc.	100.00%	Delaware
ITW New Zealand Limited	100.00%	New Zealand
ITW Nominees Limited	100.00%	New Zealand
ITW Oberflaechentechnik GmbH & Co. K.G	100.00%	Germany
ITW Operations Australia Pty. Ltd.	100.00%	Australia
ITW P&F Holdings Pty. Ltd.	100.00%	Australia
ITW Packaging (Malaysia) Sdn Bhd	100.00%	Malaysia
ITW Packaging (Shanghai) Limited	100.00%	China
ITW Paris E.U.R.L	100.00%	France

	Percent
Company	Ownership	Jurisdiction

ITW Participations S.a.r.l	100.00%	Luxembourg
ITW Philippines, Inc.	100.00%	Philippines
ITW PMI Investments, Inc.	100.00%	Delaware
ITW Polska Sp. z.o.o	100.00%	Poland
ITW Poly Mex, S.A. de C.V.	100.00%	Mexico
ITW Poly Recycling GmbH	100.00%	Switzerland
ITW Polymers & Fluids Pty. Ltd.	100.00%	Australia
ITW Produits Chimiques S.A.S	100.00%	France
ITW Pronovia Plus s.r.o	100.00%	Czech Republic
ITW Pronovia s.r.o	100.00%	Czech Republic
ITW Residuals III L.L.C	100.00%	Delaware
ITW Residuals IV L.L.C	100.00%	Delaware
ITW Richmond Sdn. Bhd	100.00%	Malaysia
ITW Rivex S.A.	100.00%	France
ITW Scanimed S.A.S	100.00%	France
ITW Service Inc.	100.00%	Korea
ITW Shippers S.p.r.l	100.00%	Belgium
ITW Siewer GmbH	100.00%	Germany
ITW Siewer Jarmutechnikai Bt	100.00%	Hungary
ITW Siewer Vagyonkezelo Kft	100.00%	Hungary
ITW Signode Australasia Pty. Limited	100.00%	Australia
ITW Signode Belgium B.V.B.A	100.00%	Belgium
ITW Signode Holding GmbH	100.00%	Germany
ITW Signode India Limited	96.51%	India
ITW Signode Singapore Pte. Ltd.	50.00%	Singapore
ITW Singapore (Pte) Ltd.	100.00%	Singapore
ITW SMPI S.A.S	100.00%	France
ITW South Africa L.L.C	100.00%	Delaware
ITW SP Europe S.a.r.l	100.00%	Luxembourg
ITW Specialty Film Co. Ltd.	100.00%	Korea
ITW Strapping Co. I, S.A. de C.V.	100.00%	Mexico
ITW Strapping Co. II, S.A. de C.V.	100.00%	Mexico
ITW Stretch Packaging Systems L.L.C	100.00%	Delaware
ITW Superannuation Fund 2 Pty. Ltd.	100.00%	Australia
ITW Superannuation Fund Pty. Ltd.	100.00%	Australia
ITW Surfaces & Finitions S.A.S	100.00%	France
ITW Sverige AB	100.00%	Sweden
ITW Switches Asia Ltd.	100.00%	Taiwan
ITW T-Mobile 2002-1	100.00%	Delaware
ITW T-Mobile 2002-2	100.00%	Delaware
ITW Universal L.L.C	100.00%	Delaware
ITW Welding Products Asia Pacific Private Limited	100.00%	Singapore
ITW Welding Products Group S.A. de C.V.	100.00%	Mexico
ITW Welding Products Italy Srl	100.00%	Italy
ITW Welding S.A.S	100.00%	France

	Percent
Company	Ownership	Jurisdiction

James Glen Pty. Ltd.	100.00%	Australia
Japan Polymark Co. Ltd.	34.00%	Japan
Japit Inc.	19.00%	Japan
Jemco de Mexico, S.A. de C.V.	100.00%	Mexico
KC Metal Products Pty. Ltd.	100.00%	Australia
Kormag Industries e Comercio Ltda.	40.00%	Brazil
Krieger Heisspragefolien GmbH	100.00%	Germany
Labels & Data Systems (U.K.) Limited	100.00%	United Kingdom
Liljendals Bruk AB	100.00%	Finland
Lombard Pressings Limited	100.00%	United Kingdom
Loveshaw Corporation, The	100.00%	Delaware
LSPS Inc.	100.00%	Delaware
Lys Comet S.A.S	100.00%	France
Lys Fusion Poland Sp. z.o.o	100.00%	Poland
Magna Industrial Co. Limited	100.00%	Hong Kong
Malborough Liners Limited	100.00%	United Kingdom
Manufacturing Avancee S.A.	100.00%	Morocco
Maquilas y Componentes Industriaies, I S.A. de C.V.	100.00%	Mexico
Mazel (1980) Limited	100.00%	United Kingdom
MBM France S.A.S	100.00%	France
Metales Industrializados S.A. de C.V.	100.00%	Mexico
Metalflex d.o.o	100.00%	Slovenia
Miller Electric Mfg. Co.	100.00%	Wisconsin
Miller Insurance Ltd.	100.00%	Bermuda
Mima Films L.L.C	100.00%	Delaware
Mima Films S.a.r.l	100.00%	Luxembourg
Mima Films SCA	100.00%	Belgium
Morgan Polimer Seals, S. de R.L. de C.V.	75.00%	Mexico
Morgan Polymers Seals, L.L.C	75.00%	California
Mortgage Ally Inc.	100.00%	Delaware
New West Products, Inc.	100.00%	California
Nifco Hi-Cone Leasing Limited	100.00%	Japan
Nordic SAS	100.00%	France
Noza Holdings Pty. Ltd.	100.00%	Australia
Odesign, Inc.	100.00%	Illinois
Orgapack GmbH	100.00%	Switzerland
Orgapack SARL	100.00%	France
Oy M. Haloila AB	100.00%	Finland
P.B. Sherman (London) Limited	100.00%	United Kingdom
Packaging Leasing Systems Inc.	51.00%	Delaware
Pack-Band Hagen GmbH	65.00%	Germany
PanCon GmbH	100.00%	Germany
Paslode/Duo Fast France S.A.S	100.00%	France
Pennsylvania Pulp & Paper Company (d/b/a International Holographic Paper, Inc.)	100.00%	Pennsylvania

	Percent
Company	Ownership	Jurisdiction

PMI FEG Holland B.V	100.00%	Netherlands
PMI Food Equipment (Hong Kong) Ltd.	100.00%	Hong Kong
PMI Food Equipment Group (Malaysia), Inc.	100.00%	Delaware
PMI Food Equipment Group Canada Inc.	100.00%	Ontario
PMI Food Equipment Group France S.A.S	100.00%	France
Polimeros Morgan, S. de R.L. de C.V.	75.00%	Mexico
Polymark (U.K.) Limited	100.00%	United Kingdom
Polymark Corporation	100.00%	Delaware
Polymark Export Limited	100.00%	United Kingdom
Precor Sportgerate G.m.b.H	100.00%	Germany
Premark FEG Beteiligungsgesellschaft m.b.H	100.00%	Germany
Premark FEG G.m.b.H. & Co. KG	100.00%	Germany
Premark FEG L.L.C	100.00%	Delaware
Premark Finance Limited	100.00%	United Kingdom
Premark FT Holdings, Inc.	100.00%	Delaware
Premark HII Holdings, Inc.	100.00%	Ohio
Premark Holdings	100.00%	United Kingdom
Premark International Holdings B.V	100.00%	Netherlands
Premark International, Inc.	100.00%	Delaware
Premark N.V	100.00%	Netherland Antilles
Premark RWP Holdings, Inc.	100.00%	Delaware
Premark WB Holdings, Inc.	100.00%	Delaware
Quimica TF, S.A. de C.V.	100.00%	Mexico
R.H. Phillips & Son (Engineers) Limited	40.00%	United Kingdom
Ramset Fasteners	100.00%	United Kingdom
Ramset Fasteners (Aust) Pty. Ltd.	100.00%	Australia
Ramset Fasteners (Hong Kong) Ltd.	100.00%	Hong Kong
Ramset Fasteners (S.E. Asia) Pte. Ltd.	100.00%	Singapore
Ramset Philippines Inc.	100.00%	Philippines
Ransburg Industrial Finishing K.K	100.00%	Japan
Ransburg Manufacturing Corporation	100.00%	Indiana
Resopal G.m.b.H	100.00%	Germany
Resopal-Unterstutzungseinrichtung GmbH in Grob-Umstadt	100.00%	Germany
Rivex Limited	100.00%	United Kingdom
Rocol Far East Limited	100.00%	Hong Kong
Rocol France S.A.	100.00%	France
Rocol Group Limited	100.00%	United Kingdom
Rocol Korea Limited	100.00%	Korea
Rocol Limited	100.00%	United Kingdom
Rocol Site Safety Systems Limited	100.00%	United Kingdom
Sam Jung Signode Inc.	100.00%	Korea
Sarsfield N.V	100.00%	Netherland Antilles
Scanilec B.V	100.00%	Netherlands
Scybele S.A.S	100.00%	France
SEINE Investments EURL	100.00%	France

	Percent
Company	Ownership	Jurisdiction

Servicios de Ingenieria Aguascallentes, S. de R.L. de C.V.	100.00%	Mexico
Servicios de Reynosa, S.A. de C.V.	100.00%	Mexico
SG Invest Holdings GmbH	100.00%	Germany
Shanghai ITW Plastic & Metal Company Limited	93.00%	China
Sherman Allied Products Limited	100.00%	United Kingdom
Sherman Treaters (North America) Inc.	100.00%	Ontario
Sherman Treaters Holdings Limited	100.00%	United Kingdom
Sherman Treaters Limited	100.00%	United Kingdom
Siddons Ramset Holdings Pty. Limited	100.00%	Australia
Siewer Automotiv s.r.o	100.00%	Czech Republic
Signode (Thailand) Limited	100.00%	Thailand
Signode B.V	100.00%	Netherlands
Signode Bernpak GmbH	100.00%	Germany
Signode Brasileria Ltda.	100.00%	Brazil
Signode France S.A.S	100.00%	France
Signode Hong Kong Limited	100.00%	Hong Kong
Signode Ireland Limited	50.00%	United Kingdom
Signode Kabushiki Kaisha	100.00%	Japan
Signode Manufacturing (Thailand) Limited	100.00%	Thailand
Signode Packaging Systems Limited	20.00%	East Africa
Signode PGP Limited	100.00%	United Kingdom
Signode Singapore Investments Pte. Ltd.	100.00%	Singapore
Signode Singapore Pte. Ltd.	100.00%	Singapore
Signode System GmbH	100.00%	Germany
Sima Industri A/S	100.00%	Denmark
Simco (Nederland) B.V	100.00%	Netherlands
Simco Japan, Inc.	100.00%	Japan
Smart Home Products Pty. Ltd.	100.00%	Australia
Snoddis Tesmar Limited	100.00%	Australia
Société Civile Immobilière des Baquets	100.00%	France
Société Civile Immobilière Rousseau Ivry	100.00%	France
Societe de Rectification et de Decolletage SARL (SRD Sarl)	100.00%	France
Solutions Group Transaction Subsidiary Inc.	100.00%	Delaware
South Common Venture	100.00%	Illinois
Spiroid Inc.	100.00%	Delaware
SPIT S.A.S. (Societe de Prospection et d’Inventions Techniques S.A.S.)	100.00%	France
SPL Group Limited	100.00%	Australia
Sraennik Pty Ltd	100.00%	Australia
Stahl, S.A. de C.V.	50.00%	Mexico
Strapex (Canada) Corporation	100.00%	Nova Scotia
Strapex ApS	100.00%	Denmark
Strapex Embalagem L.d.a	100.00%	Portugal
Strapex GmbH	100.00%	Austria
Strapex GmbH	100.00%	Switzerland
Strapex GmbH	100.00%	Germany

	Percent
Company	Ownership	Jurisdiction

Strapex Holding GmbH	100.00%	Switzerland
Strapex Nederland B.V	100.00%	Netherlands
Strapex S.A.S	100.00%	France
Strapex S.p.r.l	100.00%	Belgium
Strapex s.r.l	100.00%	Italy
Strapex U.K. Limited	100.00%	United Kingdom
Surfmill Limited	100.00%	United Kingdom
Synertech GmbH	40.00%	Germany
Tamanaco Holding B.V	100.00%	Netherlands
Ten Plus GmbH	100.00%	Germany
Ten Plus S.A.S	100.00%	France
Texwipe Philippines, Inc.	100.00%	Philippines
Thermal Transfer Media Ltd.	100.00%	United Kingdom
Tien Tai Eletrode Co., Ltd.	39.61%	Taiwan
Toolmatic B.V	100.00%	Netherlands
Toolmatic B.V.B.A	100.00%	Belgium
Tranosliw	100.00%	United Kingdom
Trilectron Europe Limited	100.00%	United Kingdom
Unipac Corporation	100.00%	Ontario
Unipac Limited	100.00%	United Kingdom
Unipac, Inc.	100.00%	Delaware
Val’ Outillage S.A.S	100.00%	France
Valeron Strength Films B.V.B.A	100.00%	Belgium
Valeron Strength Films UK Limited	100.00%	United Kingdom
Varybond Chemie AG	100.00%	Switzerland
Varybond Chemie GmbH	100.00%	Germany
Varybond Chemie Holding AG	100.00%	Liechtenstein
Varybond Chemie-Gesellschaft mbH	100.00%	Austria
Veneta Decalcogomme s.r.l	100.00%	Italy
Victor Ridder GmbH & Co. KG	100.00%	Germany
Vulcan-Hart Canada Corp.	100.00%	Canada
Wavebest Limited	100.00%	United Kingdom
Welding Industries Ltd.	100.00%	Australia
West Bend de Mexico S.A. de C.V.	100.00%	Mexico
Wilsonart (Shanghai) Co. Ltd.	100.00%	China
Wilsonart (Thailand) Co. Ltd.	75.00%	Thailand
Wilsonart Holdings Limited	100.00%	United Kingdom
Wilsonart Hong Kong Ltd.	100.00%	Hong Kong
Wilsonart International Holdings, Inc.	100.00%	Delaware
Wilsonart International, Inc.	100.00%	Delaware
Wilsonart Limited	100.00%	United Kingdom
Wilsonart South Africa (Pty.) Ltd.	100.00%	South Africa
Wilsonart Taiwan Corp. Ltd.	100.00%	Taiwan
Wolf Catering Equipment (UK) Limited	100.00%	United Kingdom